UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2011

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13879

Delaware	98-0181725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8375 South Willow Street

Littleton, Colorado 80124

(Address of principal executive offices, including zip code)

(303)-792-5554

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in the Registrant’s Certifying Accountant

(a)	Prior independent registered public accounting firm

As disclosed in its proxy statement, Innospec Inc. (“Innospec”), as a matter of good corporate governance, undertook a competitive procurement process to select its auditors. Following such process, on June 13, 2011, the Audit Committee of the Board of Directors (the “Audit Committee”) of Innospec approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as Innospec’s independent registered public accounting firm.

PwC’s reports on Innospec’s consolidated financial statements for the years ended December 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During Innospec’s two most recent fiscal years and the subsequent interim period preceding its dismissal, there were:

(i) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of Innospec; and

(ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Innospec has provided PwC with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested PwC to furnish to Innospec a letter addressed to the SEC stating that it agrees with the statements made above. A copy of PwC’s letter dated June 17, 2011 is attached as Exhibit 16.1 to this Form 8-K.

(b)	New independent registered public accounting firm

Following the competitive procurement process to select its auditors, on June 13, 2011, the Audit Committee approved the engagement of KPMG Audit plc (“KPMG”) as Innospec’s independent registered public accounting firm for the fiscal year ending December 31, 2011. During Innospec’s two most recent fiscal years and the subsequent interim period through June 12, 2011, neither Innospec nor anyone on its behalf consulted KPMG regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Innospec’s consolidated financial statements, and no written report or oral advice was provided to Innospec that KPMG concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v) respectively.

In approving the selection of KPMG as Innospec’s independent registered public accounting firm, the Audit Committee considered any services previously provided by KPMG and concluded that such services would not adversely affect the independence of KPMG.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

16.1 Letter of PwC dated June 17, 2011 to the SEC regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

Date: June 17, 2011	By: /s/ Andrew Hartley
Andrew Hartley
Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of PwC dated June 17, 2011 to the SEC regarding statements included in this Form 8-K.